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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

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Section 7.3 Indenture                                          Distribution Date:    6/15/2000
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
(i)      Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                                  0.00
               Class B Principal Payment                                                  0.00
               Class C Principal Payment                                                  0.00
                          Total

         Amount of the distribution allocable to the principal on the Notes per
                  $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                                  0.00
               Class B Principal Payment                                                  0.00
               Class C Principal Payment                                                  0.00

                          Total

(ii)     Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                  4,322,239.58
               Class B Note Interest Requirement                                    369,874.13
               Class C Note Interest Requirement                                    501,846.21
                          Total                                                   5,193,959.92

         Amount of the distribution allocable to the interest on the Notes per
                  $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                       5.76299
               Class B Note Interest Requirement                                       5.91799
               Class C Note Interest Requirement                                       6.24521

(iii)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                      750,000,000
               Class B Note Principal Balance                                       62,500,000
               Class C Note Principal Balance                                       80,357,000

(iv)     Amount on deposit in Owner Trust Spread Account                          8,928,570.00

(v)      Required Owner Trust Spread Account Amount                               8,928,570.00
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                                       By:
                                                      ------------------------

                                       Name:          Patricia M. Garvey
                                       Title:         Vice President